Exhibit 99.1

Damora Therapeutics Appoints Biotechnology Leader Jennifer Jarrett as President and Chief Executive Officer; Adds Two Industry Veterans to Board of Directors

-- Ms. Jarrett brings nearly three decades of executive leadership in biotech, tech and finance --

-- Biotech leaders Dr. Cameron Turtle and Mike Landsittel appointed to Board of Directors --

-- Peter Harwin named Chairman of the Board of Directors --

BOSTON, March 23, 2026 (GLOBE NEWSWIRE) – Damora Therapeutics, Inc. (NASDAQ: DMRA), a biotechnology company working to fundamentally redefine care for patients with blood disorders, today announced that its Board of Directors has appointed Jennifer Jarrett as President and Chief Executive Officer, effective March 30, 2026. Ms. Jarrett will also serve on the company’s Board of Directors.

“We are excited to welcome Jen to Damora as we accelerate our efforts to bring innovative medicines to patients with mutant calreticulin (mutCALR)-driven myeloproliferative neoplasm (MPNs),” said Peter Harwin, Chairman of the Board of Directors of Damora Therapeutics. “With a track record of success in oncology drug development and building and leading high-growth companies, Jen brings a unique set of strategic and operational experience that will be invaluable as we unlock Damora’s potential.”

“I am thrilled to join Damora, and I look forward to working alongside the company’s talented and purpose-driven employees to realize our mission of redefining care for people with blood disorders,” said Jennifer Jarrett, President and Chief Executive Officer of Damora Therapeutics. “With a portfolio of potential best-in-class therapies, a strong balance sheet, and experienced board and executive leadership, Damora is exceptionally well positioned to rapidly develop our lead program, DMR-001, while also strategically advancing additional pipeline assets to treat the full spectrum of patients with mutCALR-driven MPNs.”

Ms. Jarrett is a seasoned executive with nearly three decades of experience in corporate strategy, finance and investor relations, drug development, and organizational leadership. Most recently, she served as Chief Operating Officer of Arcus Biosciences, a development-stage oncology company. During her tenure, she also served as Chief Financial Officer and a member of the company’s Board of Directors. Prior to Arcus, Ms. Jarrett served as Vice President of Corporate Development and Capital Markets at Uber Technologies, Inc. Previously, she was Chief Financial Officer of Medivation, a commercial oncology company that developed the blockbuster medicine XTANDI® (enzalutamide) for prostate cancer, through the company’s acquisition by Pfizer. Ms. Jarrett spent 20 years in investment banking, including at Citigroup, where she ran the firm’s west coast life sciences investment banking practice, and prior to that at Credit Suisse and Donaldson, Lufkin & Jenrette. Ms. Jarrett received a B.A. in Economics from Dartmouth College and an M.B.A. from Stanford University Graduate School of Business. She serves on the boards of Sagimet Biosciences, Syndax Pharmaceuticals and Zura Bio.

Two Biotech Leaders Appointed to Board of Directors

Damora Therapeutics also announced today the appointment of Cameron Turtle, D.Phil., Chief Executive Officer of Spyre Therapeutics, and Mike Landsittel, former Chief Financial Officer of

Blueprint Medicines, to the company’s Board of Directors. In addition, Peter Harwin, Founding Partner at Fairmount Funds Management, LLC, and a current member of Damora’s Board of Directors, has been named Chairman.

“Cameron and Mike bring to Damora incredible experience building and leading successful companies from development to commercialization across global markets, with a deep understanding of the biotech landscape and capital markets. We welcome their complementary expertise and perspective to our board,” said Mr. Harwin.

Mr. Harwin added, “The Board of Directors also extends our gratitude to departing directors Dr. Carl Goldfischer, Dr. Jayson Dallas and Amit Munshi for their vision and leadership, which enabled the recent Damora-Galecto transaction and our strategy to deliver value to patients and shareholders.”

Dr. Turtle is an experienced leader in building, financing, and shaping biopharma organizations from preclinical development to late-stage clinical trials and commercialization. Dr. Turtle currently serves as the Chief Executive Officer of Spyre Therapeutics. Previously, he served as Venture Partner at Foresite Labs, Chief Strategy Officer of BridgeBio Pharma and Chief Business Officer of Eidos Therapeutics. Prior to joining Eidos, he was a consultant at McKinsey & Company. Dr. Turtle received a B.S. with honors in bioengineering from the University of Washington and a D.Phil. in cardiovascular medicine from the University of Oxford, St. John’s College, where he was a Rhodes Scholar.

Mr. Landsittel has broad biotech experience spanning strategic finance, corporate and business development, investor relations and organizational leadership. For more than a decade, Mr. Landsittel led strategic finance and operations functions at Blueprint Medicines, most recently as Chief Financial Officer, through the company’s acquisition by Sanofi. While at Blueprint, he led efforts to raise approximately $4 billion in capital through a variety of transactions and helped lead the company’s transition to a commercial immunology company with the launch of AYVAKIT® (avapritinib). Prior to joining Blueprint, he served as Senior Director of Finance at Algeta ASA, through the company’s acquisition by Bayer, and held financial planning, business development and corporate strategy roles at Infinity Pharmaceuticals and Genzyme Corporation. Mr. Landsittel received a B.B.A. from the University of Michigan and an M.B.A. from the Tuck School of Business at Dartmouth College.

About Damora Therapeutics

Damora Therapeutics is an innovative biotechnology company that aims to fundamentally redefine care for people with hematologic disorders. We are advancing a new generation of biologics to treat mutant calreticulin-driven myeloproliferative neoplasms, including essential thrombocythemia and myelofibrosis, where there is significant medical need for disease-modifying treatments. With multiple programs with best-in-class potential on track to enter clinical development in 2026, our goal is to rapidly bring forward optimized therapies with broad mutation coverage and exceptional convenience to dramatically improve patient outcomes. For more information, visit www.damoratx.com or follow us on LinkedIn.

Forward-Looking Statements

Certain statements in this press release, other than purely historical information, may constitute “forward-looking statements” within the meaning of the federal securities laws, including for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, express or implied statements relating to the Company’s expectations, hopes, beliefs, intentions or strategies regarding the future of its assets, pipeline and business. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting the Company will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those uncertainties and factors described under the headings “Risk Factors,” “Cautionary Information Regarding Forward-Looking Statements” or “Cautionary Statement Regarding Forward-Looking Statements” in the Company’s most recent filings with the SEC. Should one or more of these risks or uncertainties materialize, or should any of the Company’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth therein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this press release, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. The Company does not undertake or accept any duty to make any updates or revisions to any forward-looking statements.

Media Contact:

Lia Dangelico

Deerfield Group

lia.dangelico@deerfieldgroup.com

Investor Contact:

Brian Ritchie

LifeSci Advisors

britchie@lifesciadvisors.com